Exhibit 99.1

FLOWSERVE CORPORATION ANNOUNCES EXPIRATION AND RESULTS OF TENDER OFFER FOR ITS 1.250% SENIOR NOTES DUE 2022

September 22, 2020

DALLAS, September 22, 2020—Flowserve Corporation (NYSE: FLS) (the “Offeror”), a leading provider of flow control products and services for the global infrastructure markets, announced the expiration and results of its previously announced cash tender offer (such offer, the “Offer”) for any and all of its outstanding 1.250% Senior Notes due March 17, 2022 (the “Notes”) from the holders of the Notes (each, a “Noteholder” and, collectively, the “Noteholders”).

The Offer was made pursuant to a Tender Offer Memorandum dated September 14, 2020 (the “Tender Offer Memorandum”), including the accompanying notice of guaranteed delivery (together with the Tender Offer Memorandum, the “Offer Documents”), which set forth the terms and conditions of the Offer. Capitalized terms used in this announcement but not defined herein have the meanings given to them in the Tender Offer Memorandum.

All documentation relating to the Offer, including the Offer Documents, together with any updates, are available from the Tender and Information Agent (as defined below), as set forth below, and will also be available via the Offer website at http://www.lucid-is.com/flowserve. The following table sets forth certain terms of the Offer:

Description of Notes	ISIN	Aggregate Principal Amount Outstanding	Purchase Price(1)	Principal Amount Tendered	Percentage of Outstanding Principal Amount Tendered
1.250% Senior Notes due 2022	XS1196536731	€500,000,000	€1,000	€163,217,000	32.64%

1.	Represents the purchase price per €1,000 principal amount of the Notes (such consideration, the “Purchase Price”).

The Offeror will pay the Purchase Price for each €1,000 principal amount of Notes that the Offeror accepts for purchase pursuant to the Offer as set forth in the table above only for Notes validly tendered and not validly withdrawn at or prior to the Expiration Deadline and accepted for purchase on September 23, 2020 (the “Payment Date”). Also, on the Payment Date, the Offeror will pay Accrued Interest, if any, from the last interest payment date to, but not including, the Payment Date. For the avoidance of doubt, Accrued Interest will cease to accrue on the Payment Date for all Notes accepted in the Offer. No Notes were tendered pursuant to the Guaranteed Delivery Procedures described in the Tender Offer Memorandum.

The New Issue Condition has been satisfied through the completion of the offering of $500,000,000 of New Notes.

BofA Securities, Inc. is acting as sole dealer manager (“Dealer Manager”) for the Offer and Lucid Issuer Services Limited is acting as tender and information agent (“Tender and Information Agent”).

Questions and requests for assistance in connection with the Offer may be directed to the Dealer Manager at +44 207 996 5420, +1 (888) 292-0070 (U.S. toll-free), +1 (980) 387-3907 (U.S. collect) or DG.LM-EMEA@bofa.com.

Questions and requests for assistance in connection with the Offer may be directed to the Tender and Information Agent at +44 20 7704 0880 or flowserve@lucid-is.com.

Until the consummation or termination of the Offer, the Offer Documents are available for Noteholders at the following Internet address: http://www.lucid-is.com/flowserve.

DISCLAIMER:

This announcement does not contain or constitute an offer, or the solicitation of an offer, to buy, sell or subscribe for the Notes or other securities in the United States or any other jurisdiction. This announcement must be read in conjunction with the Offer Documents. This announcement and the Offer Documents contain important information which should be read carefully before any decision is made with respect to the Offer. If you are in any doubt as to the contents of this announcement, the Offer, the Offer Documents or the action you should take, you are recommended to seek your own financial and legal advice, including tax advice relating to the tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal advisor. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offer.

None of the Offeror, the Dealer Manager, the Tender and Information Agent or the trustee under the indenture governing the Notes (the “Trustee”), or any of their respective directors, officers, employees, agents or affiliates, makes any representation or recommendation whatsoever regarding this announcement, the Offer Documents, the Offer or any recommendation as to whether Noteholders should tender Notes in the Offer or otherwise participate in the Offer.

None of the Offeror, the Dealer Manager, the Tender and Information Agent, the Trustee, or any of their respective directors, officers, employees, agents or affiliates, assumes any responsibility for the accuracy or completeness of the information concerning the Offeror, the Notes or the Offer contained in this announcement or in the Offer Documents. None of the Dealer Manager, the Tender and Information Agent, the Trustee, or any of their respective directors, officers, employees, agents or affiliates is acting for any Noteholder, or will be responsible to any Noteholder for providing any protections which would be afforded to its clients or for providing advice in relation to the Offer, and accordingly none of the Dealer Manager, the Tender and Information Agent, the Trustee or any of their respective directors, officers, employees, agents or affiliates) assumes any responsibility for any failure by the Offeror to disclose information with regard to the Offeror or the Notes which is material in the context of the Offer and which is not otherwise publicly available.

OFFER AND DISTRIBUTION RESTRICTIONS

Neither this announcement nor the Tender Offer Memorandum constitutes an invitation to participate in the Offer in any jurisdiction in which, or to any person to or from whom, it is unlawful to make such invitation or for there to be such participation under applicable securities laws. The distribution of this announcement and the Tender Offer Memorandum in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Tender Offer Memorandum comes are required by each of the Offeror, the Dealer Manager and the Tender and Information Agent to inform themselves about and to observe any such restrictions.

About Flowserve: Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s website at www.flowserve.com.

Forward Looking Statements: This announcement includes forward-looking statements. Words or phrases such as “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this announcement are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: statements related to the expected timing, final terms and completion of the Offer and similar statements concerning anticipated future events and expectations that historical facts.

All forward-looking statements included in this announcement are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

Investor Contacts:

Jay Roueche, Vice President, Investor Relations & Treasurer, (972) 443-6560

Mike Mullin, Director, Investor Relations, (972) 443-6636

Media Contact:

Lars Rosene, Vice President, Corporate Communications & Public Affairs, (972) 443-6644